UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2020

LEAF GROUP LTD.

(Exact name of Registrant as specified in its charter)

Delaware	001- 35048	20-4731239
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1655 26th Street Santa Monica, California	90404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 656-6253

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	LEAF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On July 2, 2020, Leaf Group Ltd. (the “Company”) issued a press release announcing its preliminary financial performance for its quarter ended June 30, 2020. The full text of the Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 2, 2020, the Company also issued a shareholder letter (the “Shareholder Letter”) announcing that its Board of Directors has formed an independent committee of directors to engage with a group of investors in the Company who publicized a letter to the Company’s Board of Directors expressing concern with the Company’s business strategy and corporate governance. In addition, the Shareholder Letter also discusses the Company’s preliminary financial performance for its quarter ended June 30, 2020 as well as other matters described therein. The Shareholder Letter was also issued in a press release. The full text of the Shareholder Letter press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure

The information set forth in Item 2.02 of this Current Report on Form 8-K discussing the Shareholder Letter is incorporated herein by reference into this Item 7.01.

The information in this Item 7.01 (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated July 2, 2020
99.2	Shareholder Letter Press Release dated July 2, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2020	LEAF GROUP LTD.

	By:	/s/ Adam Wergeles
Adam Wergeles
Executive Vice President and General Counsel